EXECUTION VERSION

REGISTRATION RIGHTS AGREEMENT

BY AND AMONG

MGP Ingredients, Inc.

AND

The Holders that are Signatories

Dated as of April 1, 2021

TABLE OF CONTENTS

REGISTRATION RIGHTS AGREEMENT
This REGISTRATION RIGHTS AGREEMENT (the “Agreement”) is entered into as of April 1, 2021, by and among MGP Ingredients, Inc., a Kansas corporation (the “Company”), and the Shareholders that are a party hereto (the “Shareholders” and each, a “Shareholder”). Capitalized terms used but not defined elsewhere herein are defined in Exhibit A.
WHEREAS, pursuant to an Agreement and Plan of Merger (the “Merger Agreement”) dated as of January 22, 2021, London HoldCo, Inc., a Delaware corporation, concurrently herewith has been merged (the “Merger”) with and into the Company with the Company as the surviving entity in the Merger.
WHEREAS, as a result of the Merger, as of date of this Agreement, the Shareholders collectively own 5,007,828 shares of the currently outstanding shares of common stock of Company (“Common Stock”), and the number of Shares of Common Stock owned by each Shareholder is set forth on the Schedule of Shareholders;
WHEREAS, resales by the Shareholders of Common Stock may be required to be registered under the Securities Act; and
WHEREAS, the parties desire to enter into this Agreement to provide each Shareholder with certain rights relating to the registration of the Common Stock that Shareholder acquired in accordance with the Merger Agreement.
NOW, THEREFORE, in consideration of the premises and the mutual representations, warranties, covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:
ARTICLE I
RESALE SHELF REGISTRATION

Section 1.1.Resale Shelf Registration Statement. Subject to the other applicable provisions of this Agreement, the Company shall use its commercially reasonable efforts to file, within 20 business days after the earlier of the due date or the filing date of the Current Report of the Form 8-K/A containing the audited financial statements for the business acquired pursuant to the Merger Agreement for the years ended December 31, 2020 and 2019 and related pro forma financial information, a registration statement covering the resale or distribution from time to time by the Holders in accordance with any reasonable method of distribution elected by the Holders, on a delayed or continuous basis, at the election of such Holders, pursuant to Rule 415 of the Securities Act of all of the Registrable Securities on Form S-3 (except if the Company is not then eligible to register for resale the Registrable Securities on Form S-3, then such registration shall be on another appropriate form and shall provide for the registration of such Registrable Securities for resale by such Holders in accordance with any reasonable method of distribution elected by the Holders) (the “Resale Shelf Registration Statement” and such registration, the “Resale Shelf Registration”), and if the Company is a WKSI as of the filing date, the Resale Shelf Registration Statement shall be an Automatic Shelf Registration Statement. If the Resale Shelf Registration Statement is not an Automatic Shelf Registration Statement, then the Company shall use its commercially reasonable efforts to cause such Resale Shelf Registration Statement to be declared effective by the Commission as promptly as practicable after the filing thereof.

Section 1.2.Effectiveness Period. Once declared effective, the Company shall, subject to the other applicable provisions of this Agreement, use its commercially reasonable efforts to cause the Resale Shelf Registration Statement, together with the Subsequent Shelf Registration Statement (as defined below), to be continuously effective and usable until the earlier of (i) six years after the date hereof and (ii) such time as there are no longer any Registrable Securities (the “Effectiveness Period”).
Section 1.3.Subsequent Shelf Registration. If any Shelf Registration ceases to be effective under the Securities Act for any reason during the Effectiveness Period (other than pursuant to Rule 415(a)(5)), the Company shall use its commercially reasonable efforts to promptly cause such Shelf Registration to again become effective under the Securities Act (including obtaining the prompt withdrawal of any order suspending the effectiveness of such Shelf Registration), and in any event shall use commercially reasonable efforts to amend such Shelf Registration in a manner reasonably expected to obtain the withdrawal of any order suspending the effectiveness of such Shelf Registration. The Company shall use its commercially reasonable efforts to file prior to the expiration of the Resale Shelf Registration Statement an additional registration statement (a “Subsequent Shelf Registration Statement” and together with the Resale Shelf Registration Statement, the “Shelf Registration Statements;” such registration, a “Subsequent Shelf Registration;” and such Subsequent Shelf Registration, together with a Resale Shelf Registration, a “Shelf Registration”) covering the resale or distribution from time to time by the Holders in accordance with any reasonable method of distribution elected by the Holders, on a delayed or continuous basis, at the election of such Holders, pursuant to Rule 415 of the Securities Act of all Registrable Securities as of the time of such filing. When a Subsequent Shelf Registration Statement is filed, the Company shall use its commercially reasonable efforts to (a) cause such Subsequent Shelf Registration to become effective under the Securities Act as promptly as is reasonably practicable after such filing so that at least one of such Registration Statements shall be effective during and usable during the entire Effectiveness Period without interruption, and (b) keep such Subsequent Shelf Registration (or another Subsequent Shelf Registration) continuously effective until the end of the Effectiveness Period. Any such Subsequent Shelf Registration shall be a Registration Statement on Form S-3 to the extent that the Company is eligible to use such form, and if the Company is a WKSI as of the filing date, such Registration Statement shall be an Automatic Shelf Registration Statement. Otherwise, such Subsequent Shelf Registration shall be on another appropriate form and shall provide for the registration of such Registrable Securities for resale by such Holders in accordance with any reasonable method of distribution elected by the Holders.
Section 1.4.Supplements and Amendments. The Company shall supplement and amend any Shelf Registration if required by the rules, regulations or instructions applicable to the registration form used by the Company for such Shelf Registration if required by the Securities Act or as reasonably requested by the Holders covered by such Shelf Registration. A Shelf Registration shall not cover the sale or distribution of securities other than Registrable Securities owned by the Holders without the prior written consent of the Holders of a majority of the Registrable Securities then outstanding. For the avoidance of doubt, the foregoing sentence shall not restrict the Company from undertaking a primary offering of debt or equity securities on Form S-3 that is not a Shelf Registration; provided, that the Company shall not undertake a primary offering of equity securities until the expiration of the lockup period, if any, applicable to the Company in the underwriting agreement for an Underwritten Offering pursuant to a Shelf Notice (as defined below).
Section 1.5.Subsequent Holder Notice. If a Person becomes a Holder of Registrable Securities after a Shelf Registration becomes effective under the Securities Act, the Company shall, as promptly as is reasonably practicable following delivery of written notice to the Company of such Person becoming a Holder and requesting for its name to be included as a selling securityholder in the prospectus related to the Shelf Registration (a “Subsequent Holder Notice”):
(a)if required and permitted by applicable law, as promptly as is reasonably practicable following delivery of the Subsequent Holder Notice file with the Commission a supplement to the related prospectus or a post-effective amendment to the Shelf Registration Statement so that such Holder is named as a selling securityholder in the Shelf Registration Statement and the related prospectus in such a manner as to permit such Holder to deliver a prospectus to purchasers of the Registrable Securities in accordance with and to the extent required by applicable law, provided, however, that the Company shall not be required to file more than one post-effective amendment or a supplement to the related prospectus for such purpose in any forty-five (45)-day period;
(b)if, pursuant to Section 1.5(a), the Company shall have filed a post-effective amendment to the Shelf Registration Statement that is not automatically effective, use its commercially reasonable efforts to cause such post-effective amendment to become effective under the Securities Act as promptly as is reasonably practicable; and
(c)notify such Holder as promptly as is reasonably practicable after the effectiveness under the Securities Act of any post-effective amendment filed pursuant to Section 1.5(a).
Section 1.6.Underwritten Offering. The Holders of a majority of the Registrable Securities may on up to three (3) occasions during the Effectiveness Period deliver a written notice to the Company specifying that the sale of some or all of the Registrable Securities subject to the Shelf Registration is intended to be conducted through an underwritten offering (the “Shelf Notice”), so long as (i) the anticipated gross proceeds of such underwritten offering, based on the closing stock price on the Business Day prior to the date of the request, is not less than twenty-five million dollars ($25,000,000) (unless the Holders are proposing to sell all of their remaining Registerable Securities), without regard to any underwriting discount or commission, and (ii) the Company shall not be required to enter into an underwriting agreement as a result of a Shelf Notice within twelve (12) months of the date of pricing of a previous underwritten offering by the Holders (the “Underwritten Offering”). In the event of an Underwritten Offering:
(a)The Holders shall select the managing underwriter or underwriters to administer the Underwritten Offering, which underwriter or underwriters shall be reasonably acceptable to the Company.
(b)Notwithstanding any other provision of this Section 1.6, if the managing underwriter or underwriters of a proposed Underwritten Offering advises the Board that in its or their opinion the number of Registrable Securities requested to be included in such Underwritten Offering exceeds the number which can be sold in such Underwritten Offering in light of market conditions, the Registrable Securities shall be included on a pro rata basis upon the number of securities that each Holder shall have requested to be included in such offering. If any Holder disapproves of the terms of any such underwriting, such Holder may elect to withdraw therefrom by written notice to the Company and the managing underwriter or underwriters.
(c)In the event that the disposition of at least 50% of the Registrable Securities requested to be included in such Underwritten Offering is not consummated (an “Incomplete Underwritten Offering”), the related Shelf Notice shall be disregarded and not be counted as one of the three such notices provided under this Section 1.6.

Section 1.7.Take-Down Notice. Subject to the other applicable provisions of this Agreement, at any time that any Shelf Registration Statement is effective, if a Holder delivers a notice to the Company (a “Take-Down Notice”) stating that it intends to effect a sale or distribution of all or part of its Registrable Securities included by it on any Shelf Registration Statement (a “Shelf Offering”) and stating the number of Registrable Securities to be included in such Shelf Offering, then, subject to the other applicable provisions of this Agreement, the Company shall as promptly as is reasonably practicable (and in any event within thirty (30) days following delivery of the Take-Down Notice to the Company) (i) amend or supplement the Shelf Registration Statement as may be necessary in order to enable such Registrable Securities to be sold and distributed pursuant to the Shelf Offering and (ii) instruct the transfer agent to remove any restrictive legend or stop order applicable to the Registrable Securities.
ARTICLE II
ADDITIONAL PROVISIONS REGARDING REGISTRATION RIGHTS

Section 2.1.Registration Procedures. In the case of each registration effected by the Company pursuant to Article I, the Company will keep each Holder participating in such Registration reasonably informed as to the status thereof and, at its expense, the Company will:
(a)prepare and file with the Commission a registration statement with respect to such securities in accordance with the applicable provisions of this Agreement, including such information as the Holders may reasonably request, including in order to permit the intended method of distribution of such securities;
(b)as promptly as is reasonably practicable (and in any event within thirty (30) days following delivery of the Take-Down Notice to the Company) prepare and file with the Commission such amendments, including post-effective amendments, and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement (including to permit the intended method of distribution thereof), including any Underwritten Offering, and as may be necessary to keep the registration statement continuously effective for the period set forth in this Agreement, including any amendments or supplements as may be necessary so that any statements in such registration statement will not be untrue or misleading and that any statements in any prospectus will not, in light of the circumstances under which they are made not be untrue or misleading;
(c)furnish to the Holders participating in such registration and to their counsel copies of any registration statement or prospectus proposed to be filed, and provide such Holders and their counsel the reasonable opportunity to review and comment on such documents;
(d)furnish to the Holders participating in such registration and to the underwriters of the securities being registered, without charge, such reasonable number of copies of the registration statement and any prospectus as the Holders or such underwriters may reasonably request in order to facilitate the public offering of such securities, and upon request, a copy of any and all transmittal letters or other correspondence to or received from, the Commission or any other governmental authority relating to such offer;
(e)use its commercially reasonable efforts to notify each Holder of Registrable Securities covered by such registration statement (i) as promptly as practicable at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the Company's knowledge of the existence of any fact or happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading or incomplete in the light of the circumstances then existing, and, subject to Section 2.1(m), at the request of any such Holder, prepare promptly and furnish to such Holder a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchaser of such shares, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading or incomplete in the light of the circumstances then existing; (ii) as promptly as practicable after the Company becomes aware of any request by the Commission or any federal or state governmental authority for amendments or supplements to a registration statement or related prospectus covering Registrable Securities or for additional information relating thereto; (iii) as promptly as practicable after the Company becomes aware of the issuance or threatened issuance by the Commission of any stop order suspending or threatening to suspend the effectiveness of a registration statement covering the Registrable Securities; or (iv) as promptly as practicable after the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any Registrable Security for sale in any jurisdiction, or the initiation or threatening of any proceeding for such purpose; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any registration statement or prospectus or suspending any such qualification or exemption, to use promptly its commercially reasonable efforts to obtain its withdrawal;
(f)use its commercially reasonable efforts to (i) register and qualify the securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions in the United States as shall be reasonably requested by the Holders and in such other jurisdictions as the Company and the Holders may mutually agree, (ii) keep such registration, qualification or exemption in effect for so long as such registration statement remains in effect and (iii) do any and all other acts and things which may be reasonably necessary or advisable to enable the Holders to consummate the disposition in such jurisdictions of the Registrable Securities owned by Holders; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions;
(g)use its commercially reasonable efforts to make, within the deadlines specified under the Securities Act, all required filings of all prospectuses with the Commission and make all required filing fee payments in respect of any registration statement or prospectus used under this Agreement (and any offering covered thereby);
(h)in the case of an Underwritten Offering, enter into an underwriting agreement in customary form, including lock-up covenants, and reasonably satisfactory to the Company and perform its obligations thereunder;
(i)in connection with an Underwritten Offering, cause its officers to support and participate in commercially reasonable marketing of the Registrable Securities covered by such offering (including participation in “road shows” and other informational meetings or other similar marketing efforts);
(j)in the case of an Underwritten Offering, use its commercially reasonable efforts (i) to cause its counsel to deliver opinions as to legal matters and a negative assurance letter with respect to disclosure matters, dated as of each closing date of such offering, addressed to the underwriters, covering such matters with respect to the registration in respect of which such opinion and letter are being delivered as the underwriters may reasonably request and are customarily included in such opinions and negative assurance letters; and (ii) to cause its independent public accountants to deliver a “comfort” letter or letters, dated as of such date or dates as the underwriters reasonably request, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to and reasonably acceptable to the underwriters;
(k)use its commercially reasonable efforts to list the Registrable Securities covered by such registration statement on the Nasdaq Global Select Market or such other securities exchange on which the Common Stock is then listed;
(l)make available upon reasonable notice at reasonable times and for reasonable periods for inspection by each Holder included in any registration, by any lead underwriter or underwriters participating in any disposition to be effected pursuant to such registration statement, and by any attorney, accountant or other agent retained by any Holder included in such registration or any lead underwriter, all pertinent financial and other records, pertinent corporate documents and properties of the Company, and use its commercially reasonable efforts to cause all of the Company's officers, directors and employees and the independent public accountants who have certified the Company's financial statements to make themselves reasonably available to discuss the business, affairs and prospects, including financial statements, of the Company and to supply all information reasonably requested by any such Holders, lead underwriters, attorneys, accountants or agents in connection with such registration statement as shall be necessary to enable them to exercise their due diligence responsibility;
(m)notwithstanding any other provision of this Agreement, if the Board has determined in good faith, after consultation with counsel, that the disclosure necessary for continued use of the prospectus and registration statement by the Holders would be materially detrimental to the Company, the Company shall have the right not to file or not to cause the effectiveness of any registration covering any Registrable Securities and to suspend the use of the prospectus and the registration statement covering any Registrable Security for such period of time, which shall not exceed sixty (60) days in the aggregate, as its use would be materially detrimental to the Company by delivering written notice of such suspension to all Holders listed on the Company's records; provided, however, that in any 12-month period the Company may exercise the right to such suspension not more than once. From and after the date of a notice of suspension under this Section 2.1(m), each Holder agrees not to use the prospectus or registration statement until the earlier of (i) notice from the Company that such suspension has been lifted or (ii) the day following the sixtieth (60) day of the suspension within any 12-month period; and
(n)otherwise use its commercially reasonable efforts to take all other steps necessary or appropriate to effect the registration of such Registrable Securities contemplated hereby.
Section 2.2.Limitation on Subsequent Registration Rights. From and after the date hereof, the Company shall not enter into any agreement granting any holder or prospective holder of any securities of the Company registration rights with respect to such securities that conflict or are inconsistent with the rights granted to the Holders herein, without the prior written consent of Holders of a majority of the Registrable Securities.
Section 2.3.Expenses of Registration. All Registration Expenses incurred in connection with any registration pursuant to Article I shall be borne by the Company. All Selling Expenses relating to securities registered on behalf of the Holders shall be borne by the Holders of the registered securities included in such registration. Notwithstanding anything to the contrary contained in this Agreement, if there are one or more Incomplete Underwritten Offerings and the Holders elect to undertake one or more Additional Underwritten Offerings (as defined below), the Company shall bear one-half of the Registration Expenses for such Additional Underwritten Offerings but not, in the aggregate for all such Additional Underwritten Offerings, in excess of the Cap (as defined below) and the participating Holders agree severally, and not jointly, to collectively reimburse the Company in the aggregate for the remaining Registration Expenses, such costs to be borne by the participating Holders on a proportionate basis according to the number of securities included by such Holders in such Additional Underwritten Offerings. An “Additional Underwritten Offering” shall mean any proposed Underwritten Offering after the first three such Underwritten Offerings (including any Incomplete Underwritten Offerings that have been disregarded as provided in Section 1.6(c)). The “Cap” shall mean the average of the aggregate Registration Expenses for the first three Underwritten Offerings (including any Incomplete Underwritten Offerings that have been disregarded as provided in Section 1.6(c)), which shall represent an aggregate cap on Registration Expenses borne by the Company in connection with all Additional Underwritten Offerings.
Section 2.4.Information by Holders. The Holder or Holders of Registrable Securities included in any registration shall furnish to the Company such information regarding such Holder or Holders, the Registrable Securities held by them and the distribution proposed by such Holder or Holders as the Company may reasonably request in writing and as shall be required in connection with any registration, qualification or compliance referred to in this Agreement. It is understood and agreed that the obligations of the Company under Article I are conditioned on the timely provision of the foregoing information by such Holder or Holders and, without limitation of the foregoing, will be conditioned on compliance by such Holder or Holders with the following:
(a)such Holder or Holders will cooperate with the Company in connection with the preparation of the applicable registration statement, and for so long as the Company is obligated to keep such registration statement effective, such Holder or Holders will provide to the Company, in writing and in a timely manner, for use in such registration statement (and expressly identified in writing as such), all information regarding themselves and such other information as is required by applicable law to enable the Company to prepare such registration statement and the related prospectus covering the applicable Registrable Securities owned by such Holder or Holders and to maintain the currency and effectiveness thereof;
(b)during such time as such Holder or Holders and their respective affiliated purchasers (as defined in Rule 100 under the Exchange Act) may be engaged in a distribution of the Registrable Securities, such Holder or Holders will, and they will cause their affiliated purchasers to, comply with all laws applicable to such distribution, including Regulation M promulgated under the Exchange Act, and, to the extent required by such laws, will, and will cause their affiliated purchasers to, among other things: (i) not engage in any stabilization activity in connection with the securities of the Company in contravention of such laws; (ii) distribute the Registrable Securities acquired by it solely in the manner described in the applicable registration statement; and (iii) if required by applicable law, cause to be furnished to each agent or broker- dealer to or through whom such Registrable Securities may be offered, or to the offeree if an offer is made directly by such Holder or Holders or their respective affiliated purchasers, such copies of the applicable prospectus as may be required by such agent, broker-dealer or offeree;
(c)such Holder or Holders shall permit the Company and its representatives and agents to examine such documents and records and will supply in a timely manner any information the

Company or such representatives or agents may reasonably request be provided in connection with the offering or other distribution of Registrable Securities by such Holder or Holders; and
(d)on receipt of written notice from the Company of the happening of any of the events specified in Section 2.1(e) or (m), or that requires the suspension by such Holder or Holders of the distribution of any of the Registrable Securities owned by such Holder or Holders, then such Holders shall cease offering or distributing the Registrable Securities owned by such Holder or Holders until the offering and distribution of the Registrable Securities owned by such Holder or Holders may recommence in accordance with the terms hereof and applicable law.
Section 2.5.Rule 144 Reporting. With a view to making available the benefits of Rule 144 to the Holders, the Company agrees that, for so long as a Holder owns Registrable Securities, the Company will use its commercially reasonable efforts to:
(a)make and keep adequate public information available, as those terms are understood and defined in Rule 144;
(b)file with the Commission in a timely manner all reports and other documents required of the Company under the Exchange Act; and
(c)so long as a Holder owns any Restricted Securities, furnish to such Holder forthwith upon written request a written certification by the Company as to its compliance with the reporting requirements of the Exchange Act and the information requirements of Rule 144.
If at any time the Company is not subject to the reporting requirements of the Exchange Act, it will make available other information as required by, and so long as necessary to permit sales of Registrable Securities pursuant to, Rule 144.
Section 2.6.“Market Stand-Off” Agreement. In connection with any Underwritten Offering or underwritten primary offering of Common Stock (or other securities convertible into Common Stock) for cash by the Company, if reasonably requested by the underwriters managing such offering, the Holders shall, subject to reasonable and customary exceptions, agree with the underwriters managing such offering not to sell, transfer, make any short sale of, grant any option for the purchase of, or enter into any hedging or similar transaction with the same economic effect as a sale with respect to, any Common Stock (or other securities convertible into Common Stock) held by the Holders (other than those included in the registration) for a period specified by the underwriters managing such offering not to exceed seven (7) days prior and ninety (90) days following the pricing of such offering (the “Holdback Period”); provided, such Holdback Period is applicable on substantially similar terms to the executive officers and directors of the Company. The Holders agree to execute a customary “lock-up” agreement in favor of such underwriters to such effect, subject to reasonable and customary exceptions, and other exceptions as may be agreed by the Holders and the underwriters that are reasonably acceptable to the Company, on substantially similar terms to the executive officers and directors of the Company.
Section 2.7.Insider Trading Policy. For so long as the Board includes, or an executive officer of the Company is, one or more of a trustee, director, officer, manager, managing member or general partner of, or a director, officer or manager of a managing member or general partner of, a Holder, such Holder shall comply with the Company's insider trading policy, including by not trading in the Company's securities during any “black-out” or “closed window” imposed thereunder; provided, that this obligation shall not apply to any Underwritten Offering. Any other Holders shall not be subject to such insider trading policy, including with respect to a transaction pursuant to a registration statement or prospectus;

provided, however, the Company may utilize any blackout rights pursuant to Section 2.1(m) of this Agreement.”
ARTICLE III
INDEMNIFICATION

Section 3.1.Indemnification by Company. To the fullest extent permitted by applicable law, the Company agrees to defend, indemnify and hold harmless each Holder, the trustees, beneficiaries, officers, directors, partners, members and Affiliates of each of them, and each Person controlling such Holder within the meaning of the Securities Act or the Exchange Act (collectively, the “Company Indemnified Parties”), from and against all losses, claims, damages, liabilities, costs and expenses, or any action, suit or proceeding in respect thereof (including any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action, suit or proceeding, whether or not the indemnified party is a party to any proceeding) (each, a “Liability” and collectively, “Liabilities”) to which any of them may become subject, that arise out of or are based upon (i) any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement or prospectus, (ii) any omission (or alleged omission) to state in any registration statement or prospectus, a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus, in light of the circumstances under which they were made), not misleading, or (iii) any violation by the Company of the Securities Act, Exchange Act or state securities laws applicable to the Company in connection with any such registration; and the Company will reimburse each of the Company Indemnified Parties for any reasonable legal and any other expenses reasonably incurred in connection with investigating, preparing or defending any such Liability as such expenses are incurred. The Company shall not be liable to a Holder in any such case for any such Liability to the extent that it arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission contained in the registration statement or prospectus in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by or on behalf of such Holder. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of a Company Indemnified Party, shall survive the transfer of the Registrable Securities by the Holders, and shall be in addition to any liability which the Company may otherwise have.
Section 3.2.Indemnification by Holders. In connection with any offering in which a Holder is participating pursuant to Article II hereof, to the fullest extent permitted by applicable law, such Holder, by exercising its registration rights under this Agreement, agrees, severally and not jointly, to defend, indemnify and hold harmless the Company, each of its directors, officers and Affiliates, each Person who controls the Company within the meaning of the Securities Act or the Exchange Act, and each other Holder and each Person controlling such Holder within the meaning of the Securities Act or the Exchange Act (collectively, the “Holder Indemnified Parties”), from and against all Liabilities to which any of them may become subject, that arise out of or are based upon (i) any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement or prospectus or (ii) any omission (or alleged omission) to state in any registration statement or prospectus, a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus, in light of the circumstances under which they were made), not misleading, but only to the extent that Liabilities arise out of or are based on a statement or alleged statement or omission or alleged omission in such registration statement or prospectus that was made in reliance upon and in conformity with written information furnished to the Company by such Holder and stated to be specifically for use therein; and such Holder will reimburse each of the Holder Indemnified Parties for any reasonable legal and any other expenses reasonably incurred in connection with investigating, preparing or defending any such Liability as such expenses are incurred; provided, however, that in no event shall any indemnity under this Section 3.2 payable by a Holder exceed the amount by which the net proceeds (after deducting underwriting discounts and commissions) actually received by such Holder from the sale of Registrable Securities included in such registration subject to the Proceedings exceeds the amount of any other Liabilities that such Holder has been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of a Holder Indemnified Party, shall survive the transfer of the Registrable Securities by the Holders, and shall be in addition to any liability which the Holder may otherwise have.
Section 3.3.Notification. Each party entitled to indemnification under this Article III (the “Indemnified Party”) shall give notice to the party required to provide indemnification (the “Indemnifying Party”) promptly after such Indemnified Party has actual knowledge of any claim or the commencement of any action, suit, proceeding or investigation or threat thereof, including a deposition (any such claim, action, suit, proceeding or investigation, a “Proceeding”), as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such Proceeding resulting therefrom; provided, however, that counsel for the Indemnifying Party, who shall conduct the defense of such Proceeding, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld or delayed); provided, further, that an Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the reasonable and documented fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless: (1) the Indemnifying Party has agreed in writing to pay such fees and expenses; (2) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party; or (3) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and either (x) representation of such Indemnified Party and the Indemnifying Party by the same counsel would be inappropriate under applicable standards of professional conduct or (y) there are one or more legal defenses available to the Indemnified Party which are different from or additional to those available to the Indemnifying Party. In the case of clause (2) or (3) above, the Indemnifying Party shall not have the right to assume the defense of such action on behalf of such Indemnified Party, it being understood, however, that the Indemnifying Party shall not be liable for the reasonably incurred and documented out-of-pocket fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) for all Indemnified Parties and all such reasonably incurred and documented out-of-pocket fees and expenses shall be promptly reimbursed as incurred.
The failure of any Indemnified Party to give notice as provided herein shall relieve the Indemnifying Party of its obligations under Sections 3.1 or 3.2, only to the extent that, the failure to give such notice is materially prejudicial or harmful to an Indemnifying Party's ability to defend such action; provided, that such failure shall not relieve the Indemnifying Party from any liability which it may otherwise have to an Indemnified Party.
No Indemnifying Party, in the defense of any such Proceeding, shall, except with the prior written consent of each Indemnified Party (which consent shall not be unreasonably withheld or delayed), consent to entry of any judgment or enter into any settlement (i) which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability arising out of such Proceeding or (ii) which includes a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any Indemnified Party. The indemnity agreements contained in this Article III shall not apply to amounts paid in settlement of any Liability or Proceeding if such settlement is effected without the prior written consent of the Indemnifying Party, which consent shall not be unreasonably withheld or delayed. The indemnification set forth in this Article III shall be in addition to any other indemnification rights or agreements that an Indemnified Party may have.
Section 3.4.Contribution. If the indemnification provided for in this Article III from an Indemnifying Party is unavailable to an Indemnified Party or insufficient to hold an Indemnified Party harmless with respect to any Liability, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party hereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Liabilities in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and the Indemnified Party on the other in connection with the Proceedings that resulted in such Liabilities, as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by or relates to information supplied by the Indemnifying Party or by the Indemnified Party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of the Liabilities referred to above shall be deemed to include, subject to the limitations set forth in this Article III, any documented out-of-pocket legal or other fees, charges or expenses reasonably incurred by such party in connection with any Proceeding; provided, that in no event shall any Holder's contribution obligation under this Section 3.4 exceed the amount by which the net proceeds (after deducting underwriting discounts and commissions) actually received by such Holder from the sale of Registrable Securities include in the registration exceeds the amount of any other Liabilities that such Holder has been required to pay under this Article III or otherwise.
The Company and the Holders agree that it would not be just and equitable if contribution pursuant to this Section 3.4 were based solely upon pro rata allocation or by any other method of allocation which does not take account the equitable considerations referred to above in this Section 3.4 (it being understood that, as between Holder Indemnifying Parties with no or the same level of relative fault, contribution pro rata based on holdings of Registrable Securities included in the relevant offering will be presumed to be just and equitable). No Person guilty of fraudulent misrepresentation (within the meaning of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.
ARTICLE IV
TRANSFER AND TERMINATION OF REGISTRATION RIGHTS

Section 4.1.Transfer of Registration Rights. The rights of a Holder under this Agreement may be assigned to any Permitted Transferee.
Section 4.2.Termination of Registration Rights. The rights of any particular Holder to cause the Company to register securities under Article I shall terminate with respect to such Holder upon the date upon which such Holder no longer holds any Registrable Securities. This Agreement shall terminate upon expiration of the Effectiveness Period. The provisions of Section 2.1, Section 2.3 and Article III shall survive the termination of this Agreement.
ARTICLE V
MISCELLANEOUS.

Section 5.1.Counterparts. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and will become effective when one or more counterparts have been signed by a party and delivered to the other parties. For purposes of this Agreement, facsimile signatures or signatures by other electronic form of transfer (including any electronic signature complying with the U.S. federal ESIGN Act of 2000, Uniform Electronic Transactions Act or other applicable law, e.g., www.docusign.com) will be deemed originals and deemed to have been duly and validly delivered and be valid and as effective as delivery of a manually executed counterpart hereof, and the parties agree to exchange original signatures as promptly as possible.
Section 5.2.Governing Law; Waiver of Jury Trial.
(a)This Agreement shall be governed by, and construed in accordance with, the laws of the state of Kansas, without giving effect to any choice of law or conflict of law rules or provisions (whether of the state of Kansas or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the state of Kansas.
(b)Any cause of action relating to, arising out of, or based upon this Agreement including any breach hereof (each, a “Registration Rights Proceeding”), shall be brought or otherwise commenced in the state courts of the State of Kansas located in Johnson County, Kansas (and if jurisdiction in the applicable Kansas court shall be unavailable, the federal courts of the U.S. sitting in Kansas), and each Party irrevocably and unconditionally, for itself and its property, hereby submits to the exclusive jurisdiction of such court in connection with any such Registration Rights Proceeding. Each Party hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, (a) any objection which it may now or hereafter have to the laying of venue of any such Registration Rights Proceeding in such court and (b) the defense that any Registration Rights Proceeding brought in such court has been brought in an inconvenient forum. Service of process, summons, notice, or other document by mail to such Party’s address set forth herein shall be effective service of process in any such Proceeding Registration Rights brought under this Section.
(c)Waiver of Jury Trial. AS SPECIFICALLY BARGAINED FOR INDUCEMENT FOR EACH OF THE PARTIES HERETO TO ENTER INTO THIS AGREEMENT (AFTER HAVING THE OPPORTUNITY TO CONSULT WITH COUNSEL), EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT OR OTHER PROCEEDING (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THE ACTIONS OF THE PARTIES HERETO PURSUANT TO THIS AGREEMENT OR IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT HEREOF.
Section 5.3.Entire Agreement; No Third Party Beneficiary. This Agreement contains the entire agreement by and among the parties with respect to the subject matter hereof and all prior negotiations, writings and understandings relating to the subject matter of this Agreement. Except as provided in Article III, this Agreement is not intended to confer upon any Person not a party hereto (or their successors and permitted assigns) any rights or remedies hereunder.
Section 5.4.Expenses. Except as provided in Section 2.1, Section 2.3 or Article III, all fees, costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby, including accounting and legal fees shall be paid by the party incurring such expenses.

Section 5.5.Notices. All notices, requests, claims, demands and other communications under this Agreement shall be in writing and shall be deemed to have been duly given or made as follows: if sent by registered or certified mail in the United States return receipt requested, upon receipt; if sent by nationally recognized overnight air courier, one (1) Business Day after mailing; (c) if sent by e-mail transmission, with a copy sent on the same day in the manner provided in this Section 5.5, when transmitted and receipt is confirmed; and (d) if otherwise actually personally delivered, when delivered, provided, that such notices, requests, claims, demands and other communications are delivered to the address set forth below, or to such other address as any party shall provide by like notice to the other parties to this Agreement:
If to the Company, to:
MGP Ingredients, Inc.
100 Commercial Street, P.O. Box 130
Atchison, KS 66002
Attention: General Counsel
Email: legal@mgpingredients.com
with a copy (which shall not constitute notice) to:
Stinson LLP
1201 Walnut Street, Suite 2900
Kansas City, MO 64106
Attention: Patrick Respeliers
Facsimile No.: 816.412.8174
Email: patrick.respeliers@stinson.com
If to the Shareholders, to:
Donn S. Lux
***************
***************
Email: **************

with a copy (which will not constitute notice) to:
Bryan Cave Leighton Paisner LLP
211 N. Broadway, Suite 3600
St. Louis, MO 63130
Attention: Stephanie M. Hosler
     Michael A. Schwartz
Email: smhosler@bclplaw.com
michael.schwartz@bclplaw.com

Section 5.6.Successors and Assigns. This Agreement will be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. Except as provided in Section 4.1, no assignment of this Agreement or of any rights or obligations hereunder may be made by any party hereto without the prior written consent of the other parties hereto. Any purported assignment or delegation in violation of this Agreement shall be null and void ab initio.

Section 5.7.Headings. The Section, Article and other headings contained in this Agreement are inserted for convenience of reference only and will not affect the meaning or interpretation of this Agreement.
Section 5.8.Amendments and Waivers. This Agreement may not be modified or amended except by an instrument or instruments in writing signed by the Company and the Holders of a majority of the Registrable Securities outstanding at the time of such amendment. Any party hereto may, only by an instrument in writing, waive compliance by any other party or parties hereto with any term or provision hereof on the part of such other party or parties hereto to be performed or complied with. No failure or delay of any party in exercising any right, power, privilege or remedy hereunder shall operate as a waiver thereof, nor will any single or partial exercise of any right, power, privilege or remedy, or any abandonment or discontinuance of steps to enforce such right, power, privilege or remedy preclude any other or further exercise thereof or the exercise of any other right, power, privilege or remedy. The waiver by any party hereto of a breach of any term or provision hereof shall not be construed as a waiver of any subsequent breach. The rights and remedies of the parties hereunder are cumulative and are not exclusive of any rights or remedies that they would otherwise have hereunder or provided by applicable law.
Section 5.9.Interpretation; Absence of Presumption.
(a)For the purposes hereof: (i) words in the singular shall be held to include the plural and vice versa and words of one gender shall be held to include the other gender as the context requires; (ii) the terms “hereof,” “herein,” and “herewith” and words of similar import shall, unless otherwise stated, be construed to refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section and paragraph references are to the Sections and paragraphs in this Agreement unless otherwise specified; (iii) the word “including” and words of similar import when used in this Agreement shall mean “including, without limitation,” unless the context otherwise requires or unless otherwise specified; (iv) the use of the words “or,” “either” or “any” shall not be exclusive; (v) the word “extent” in the phrase “to the extent” shall mean the degree to which a subject or other thing extends, and such phrase shall not mean simply “if”; (vi) where a word or phrase is defined herein, each of its other grammatical forms shall have a corresponding meaning; (vii) a reference to any period of days shall be deemed to be to the relevant number of calendar days, unless otherwise specified; and (viii) any statute or rule defined or referred to herein means such statute or rule as from time to time amended, modified or supplemented, including by succession of comparable successor statutes or rules.
(b)With regard to each and every term and condition of this Agreement, the parties hereto understand and agree that the same have or has been mutually negotiated, prepared and drafted, and in the event an ambiguity or question of intent or interpretation arises, this Agreement will be construed as if drafted jointly by the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions hereof.
Section 5.10.Severability. Any provision hereof that is held to be invalid, illegal or unenforceable in any respect by a court of competent jurisdiction, shall be ineffective only to the extent of such invalidity, illegality or unenforceability, without affecting in any way the remaining provisions hereof, provided, however, that the parties shall attempt in good faith to reform this Agreement in a manner consistent with the intent of any such ineffective provision for the purpose of carrying out such intent.
Section 5.11.Enforcement. Any Person having rights under any provision of this Agreement shall be entitled to enforce such rights specifically to recover damages caused by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any party may in its sole discretion apply to any court of law or equity of competent jurisdiction (without posting any bond or other security) for specific performance and for other injunctive relief in order to enforce or prevent violation of the provisions of this Agreement, this being in addition to any other remedy to which they are entitled at law or in equity
Section 5.12.Further Assurances. Each party shall use commercially reasonable efforts to execute all such further instruments and documents and take all such further action as any other party hereto may reasonably require in order to effectuate the terms and purposes of this Agreement.
(The next page is the signature page)

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first above written.
MGP INGREDIENTS, INC.

By:     /s/ David J. Colo
Name:     David J. Colo
Title:    President and Chief Executive Officer

[Signature Page to Registration Rights Agreement]

Luxco 2017 Irrevocable Trust:

/s/ Donn S. Lux
DONN S. LUX, Investment Trustee of the
LUXCO 2017 IRREVOCABLE TRUST
DATED JUNE 19, 2017

[Signature Page to Registration Rights Agreement]

Ann S. Lux 2005 Irrevocable Trust FBO Donn S. Lux:

/s/ Donn S. Lux
DONN S. LUX, Trustee of the ANN S. LUX 2005 IRREVOCABLE TRUST FBO DONN S. LUX DATED
SEPTEMBER 16, 2005

[Signature Page to Registration Rights Agreement]

Ann S. Lux 2005 Irrevocable Trust FBO Donn S. Lux QSST LRD:

/s/ Donn S. Lux
DONN S. LUX, Trustee of the ANN S. LUX 2005 IRREVOCABLE TRUST FBO DONN S. LUX QSST LRD DATED SEPTEMBER 16, 2005

[Signature Page to Registration Rights Agreement]

                        Andrew Broddon Lux Luxco Irrevocable Trust:

/s/ Paul S. Lux
PAUL S. LUX, Co-Trustee of the ANDREW BRODDON LUX LUXCO IRREVOCABLE TRUST DATED JULY 30, 2012

/s/ Michele B. Lux
MICHELE B. LUX, Co-Trustee of the ANDREW BRODDON LUX LUXCO IRREVOCABLE TRUST DATED JULY 30, 2012

/s/ Christopher E. Erblich
CHRISTOPHER E. ERBLICH, Co-Trustee
of the ANDREW BRODDON LUX LUXCO
IRREVOCABLE TRUST DATED JULY 30, 2012

[Signature Page to Registration Rights Agreement]

Philip Donn Lux Luxco Irrevocable Trust:

/s/ Paul S. Lux
PAUL S. LUX, Co-Trustee of the PHILIP DONN LUX LUXCO IRREVOCABLE TRUST DATED JULY 30, 2012

/s/ Michele B. Lux
MICHELE B. LUX, Co-Trustee of the PHILIP DONN LUX LUXCO IRREVOCABLE TRUST DATED JULY 30, 2012

/s/ Christopher E. Erblich
CHRISTOPHER E. ERBLICH, Co-Trustee of the PHILIP DONN LUX LUXCO IRREVOCABLE TRUST DATED JULY 30, 2012

[Signature Page to Registration Rights Agreement]

Caroline L. Kaplan Revocable Trust:

/s/ Caroline L. Kaplan
CAROLINE L. KAPLAN, Trustee of the CAROLINE L. KAPLAN REVOCABLE TRUST DATED DECEMBER 16, 2009

[Signature Page to Registration Rights Agreement]

Ann S. Lux 2005 Irrevocable Trust FBO Caroline Lux Kaplan:

/s/ Donn S. Lux
DONN S. LUX, Trustee of the ANN S. LUX 2005 IRREVOCABLE TRUST FBO CAROLINE LUX KAPLAN DATED SEPTEMBER 16, 2005

[Signature Page to Registration Rights Agreement]

Ann S. Lux 2005 Irrevocable Trust FBO Catherine N. Lux:

/s/ Catherine N. Lux
CATHERINE N. LUX, Co-Trustee of the ANN S. LUX 2005 IRREVOCABLE TRUST FBO CATHERINE N. LUX DATED SEPTEMBER 16, 2005

PANDOTREE TRUST COMPANY, LLC,
Co-Trustee

By: /s/ Alyssa M. Rosendahl

Its: Trust Officer

[Signature Page to Registration Rights Agreement]

CNL 2013 Irrevocable Trust:

/s/ Catherine N. Lux
CATHERINE N. LUX, Co-Trustee of the CNL IRREVOCABLE TRUST DATED APRIL 2, 2013

PANDOTREE TRUST COMPANY, LLC,
Co-Trustee

By: /s/ Alyssa M. Rosendahl

Its: Trust Officer

[Signature Page to Registration Rights Agreement]

Ann S. Lux 2005 Irrevocable Trust FBO Paul S. Lux:

/s/ Donn S. Lux
DONN S. LUX, Family Assets Trustee of the ANN S. LUX 2005 IRREVOCABLE TRUST FBO PAUL S. LUX DATED SEPTEMBER 16, 2005

[Signature Page to Registration Rights Agreement]

Lux Children Irrevocable Trust:

/s/ Leslie P. Lux
LESLIE P. LUX, Co-Trustee of the LUX CHILDREN IRREVOCABLE TRUST DATED MAY 24, 2012

/s/ Donn S. Lux
DONN S. LUX, Co-Trustee of the LUX CHILDREN IRREVOCABLE TRUST DATED MAY 24, 2012

[Signature Page to Registration Rights Agreement]

EXHIBIT A
DEFINED TERMS
1.    The following capitalized and other specified terms have the meanings indicated:
“Affiliate” of any Person means any Person, directly or indirectly, controlling, controlled by or under common control with such Person; provided, however, that in no event shall the Company, any of its subsidiaries, or any of the Company’s other controlled Affiliates be deemed to be Affiliates of any Holder or any of such Holder’s Affiliates for purposes of this Agreement; provided, further, however, that any reference contained herein with respect to an Affiliate of a Holder shall not include the Company or any of the Company’s other Affiliates.
“Automatic Shelf Registration Statement” means an “automatic shelf registration statement” as defined under Rule 405.
“Board” means the board of directors of the Company.
“Business Day” means any day that is not a Saturday, a Sunday or other day on which banks are required or authorized by law to be closed in Kansas City, Missouri.
“Commission” means the U.S. Securities and Exchange Commission.
“Common Stock” means the Company's common stock, no par value per share.
“Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder, all as the same shall be in effect from time to time.
“Holder” means (a) any Shareholder holding Registrable Securities and (b) any transferee holding Registrable Securities to whom the rights under this Agreement have been transferred in accordance with Section 4.1.
“Lux Family Members” means (i) Donn S. Lux, Caroline L. Kaplan, Catherine N. Lux and Paul S. Lux; (ii) each of their spouses, parents and descendants (including adoptive relationships and stepchildren), and (iv) the spouses of each such natural persons.
“Permitted Transferee” means, with respect to any Shareholder, (i) any Lux Family Member, (ii) a trust under which the distribution of shares of Common Stock may be made only to a Lux Family Member, (iii) a charitable remainder trust, the income from which will be paid to a Lux Family Member during his or her life; provided that any Common Stock owned by such charitable remainder trust will cease to be subject to this Agreement upon the death of such Lux Family Member, (iv) a corporation, partnership, or limited liability company, the stockholders, partners, or members of which are only Lux Family Members, or (v) by will or by the laws of intestate succession, to a Lux Family Member.
“Person” means an individual, corporation, partnership, limited liability company, joint venture, association, trust, unincorporated organization, other legal entity, or any government or governmental agency or authority.
“prospectus” means the prospectus included in a registration statement (whether preliminary or final or any prospectus supplement, including, without limitation, a prospectus that includes any
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information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 415, 424, 430A, 430B or 430C under the Securities Act, as amended or supplemented by any amendment or prospectus supplement), with respect to the terms of the offering of any portion of the Registrable Securities covered by a registration statement, and all other amendments and supplements to the prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such prospectus; it shall also include any issuer free-writing prospectus or other free-writing prospectus, unless the context implies otherwise.
“register”, “registered” and “registration” refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement.
“Registration Expenses” means (a) all reasonable and documented fees and expenses arising from or incident to the performance of or compliance with this Agreement, including (i) all registration, qualification, listing and filing fees (including of the Commission, any stock exchanges and FINRA, as well as the fees, charges and disbursements of counsel in connection with such registration, qualification, listing or filing); (ii) printing, messenger and delivery expenses; (iii) escrow fees; (iv) fees and disbursements of counsel for the Company and its independent certified public accountants and any other accounting and legal fees, charges and expenses incurred by the Company; (v) securities or blue sky fees and expenses (including fees, charges and disbursements of counsel in connection with blue sky qualifications of the Registrable Securities; (vi) all expenses of the Company incurred in connection with any road show or marketing efforts, including travel, food and beverage and accommodations; and (vii) the expense of any special audits, reports or “comfort letters” incident to or required by any such registration; and (b) the fees and expenses of any counsel to the Holders.
“Registrable Securities” means (a) any shares of Common Stock acquired in the Merger and (b) any Common Stock or other securities actually issued in respect of the securities described in clause (a) above upon any stock split, stock dividend, recapitalization, reclassification, merger, sale of assets, consolidation, or other reorganization or otherwise; provided, however, that the securities described in clause (a) and (b) above shall only be treated as Registrable Securities until the earliest of: (i) the date on which such security has been registered under the Securities Act and disposed of in accordance with an effective registration statement relating thereto; (ii) the date on which such security has been sold pursuant to Rule 144 and the security is no longer a Restricted Security; (iii) the date on which all Registrable Securities owned by the Holder thereof constitute less than 1% of all outstanding shares of Common Stock and may be resold without volume or other restrictions in a single day pursuant to Rule 144; and (iv) the date on which such security is transferred in a transaction pursuant to which the registration rights are not also assigned in accordance with Section 4.1.
“registration statement” means any one or more registration statements of the Company filed under the Securities Act that covers the resale of any of the Registrable Securities pursuant to the provisions of this Agreement (including, without limitation, any Shelf Registration Statement), amendments and supplements to such registration statements, including post-effective amendments, all exhibits and all material incorporated by reference or deemed to be incorporated by reference in such registration statements.
“Rule 144” means Rule 144 promulgated under the Securities Act.
“Rule 405” means Rule 405 promulgated under the Securities Act.
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“Securities Act” means the U.S. Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.
“Selling Expenses” means all underwriting discounts and selling commissions and stock transfer taxes applicable to the securities sold by the Holders.
“Shareholders Agreement” means the Shareholders Agreement dated as of the date hereof among the Company, the Shareholders and certain other shareholders of the Company.
“Shelf Registration” means the Resale Shelf Registration or a Subsequent Shelf Registration, as applicable.
“WKSI” means a “well known seasoned issuer” as defined under Rule 405.
2.    The following capitalized terms are defined in the Sections of the Agreement indicated:
INDEX OF TERMS
Term    Section
Agreement    Preamble
Common Stock    Recitals
Company    Preamble
Company Indemnified Parties    Section 3.1
Effectiveness Period    Section 1.2
Holdback Period    Section 2.6
Holder    Section 4.1
Holder Indemnified Parties    Section 3.2
Indemnified Party    Section 3.3
Indemnifying Party    Section 3.3
Liability; Liabilities    Section 3.1
Lock-Up Period    Section 1.1
Market Stand-Off    Section 2.6
Merger    Recitals
Merger Agreement    Recitals
Proceeding    Section 3.3
Registration Rights Proceeding    Section 5.2(b)
Resale Shelf Registration    Section 1.1
Resale Shelf Registration Statement    Section 1.1
Shareholder    Preamble
Shelf Notice    Section 1.6
Shelf Offering    Section 1.7
Shelf Registration    Section 1.3
Shelf Registration Statements    Section 1.3
Subsequent Holder Notice    Section 1.5
Subsequent Shelf Registration    Section 1.3
Subsequent Shelf Registration Statement    Section 1.3
Take-Down Notice    Section 1.7
Underwritten Offering    Section 1.6
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